UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2004

                            MATTSON TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-21970                  77-0208119
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(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)

    47131 Bayside Parkway, Fremont, California                         94538
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     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code  (510) 657-5900

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

                                TABLE OF CONTENTS

Item  2.02.  Results of Operations and Financial Condition.
Item  9.01.  Financial Statements and Exhibits.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.

      On October 20, 2004, Mattson Technology, Inc. (the "Company") issued a press release regarding the Company's financial results for its third fiscal quarter ended September 26, 2004. The full text of the Company's press release and a transcript of the related conference call are attached hereto as Exhibit
99.1 and Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

            Exhibit No.                Description
            -----------                -----------

            99.1         Press release dated October 20, 2004*
            99.2         Transcript of October 20, 2004 conference call*

* Pursuant to Item 2.02 of Form 8-K, Exhibit 99.1 and Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MATTSON TECHNOLOGY, INC.

Date: October 22, 2004                       By:    /s/   LUDGER VIEFHUES
                                                 -------------------------------
                                                         Ludger Viefhues,
                                                   Executive Vice President and
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                  Description
         -----------                  -----------
            99.1         Press release dated October 20, 2004*
            99.2         Transcript of October 20, 2004 conference call*

* Pursuant to Item 2.02 of Form 8-K, Exhibit 99.1 and Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.